Exhibit 99.2

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended March 31, 2019

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Depreciation and Amortization for Real Estate Companies ("EBIDTAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this Supplemental package starting on page i.

BUSINESS DEVELOPMENTS
Disposition Activity

220 Central Park South ("220 CPS")

During the first quarter of 2019, we closed on the sale of 12 condominium units at 220 CPS for net proceeds aggregating $425,484,000 and resulting in a financial statement net gain of $157,899,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $26,945,000 of income tax expense was recognized in our consolidated statements of income. From inception to March 31, 2019, we closed on the sale of 23 units for aggregate net proceeds of $640,260,000 which was used to pay $637,000,000 of the $950,000,000 220 CPS loan.

Lexington Realty Trust ("Lexington")

On March 1, 2019, we sold all of our 18,468,969 common shares of Lexington realizing net proceeds of $167,698,000. For the three months ended March 31, 2019, we recorded a $16,068,000 mark-to-market increase in the fair value of our common shares for the period from January 1, 2019 through the date of sale, which is included in "interest and other investment income (loss), net" on our consolidated statements of income.

Urban Edge Properties (“UE”)

On March 4, 2019, we converted to common shares and sold all of our 5,717,184 partnership units of UE, realizing net proceeds of $108,512,000. The sale resulted in a net gain of $62,395,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income for the three months ended March 31, 2019.

Fifth Avenue and Times Square JV

On April 18, 2019 ("Closing Date"), we entered into a transaction agreement (the "Transaction Agreement") with a group of institutional investors (the "Investors"). The Transaction Agreement provides for a series of transactions (collectively, the "Transaction") pursuant to which (i) prior to the Closing Date, the Operating Partnership contributed its interests in properties located at 640 Fifth Avenue, 655 Fifth Avenue, 666 Fifth Avenue, 689 Fifth Avenue, 697-703 Fifth Avenue, 1535 Broadway and 1540 Broadway (collectively, the “Properties”) to subsidiaries of a newly formed joint venture ("Fifth Avenue and Times Square JV") and (ii) on the Closing Date, transferred a 48.5% common interest in Fifth Avenue and Times Square JV to the Investors. The 48.5% common interest in the joint venture represents an effective 47.2% interest in the Properties. The Properties include approximately 489,000 square feet of retail space, 327,000 square feet of office space, signage associated with 1535 and 1540 Broadway, the parking garage at 1540 Broadway and the theatre at 1535 Broadway.

We retained the remaining 51.5% common interest in Fifth Avenue and Times Square JV which represents an effective 51.0% interest in the Properties and an aggregate $1.828 billion of preferred equity interests in certain of the properties. The preferred equity has an annual coupon of 4.25% for the first five years, increasing to 4.75% for the next five years and thereafter at a formulaic rate. It can be redeemed under certain conditions on a tax deferred basis.

Net cash proceeds to us from the Transaction are approximately $1.198 billion, after (i) deductions for the repayment of a $390,000,000 mortgage loan on 666 Fifth Avenue and a $140,000,000 mortgage loan on 655 Fifth Avenue, (ii) anticipated proceeds from a new $500,000,000 mortgage loan on 640 Fifth Avenue, (iii) approximately $26,000,000 used to purchase noncontrolling investors' interests and (iv) approximately $56,000,000 of estimated transaction costs. Until the new mortgage closes, Vornado will retain $500 million of preferred equity interests in addition to the $1.828 billion referenced above.

The Transaction values the Properties at $5.556 billion resulting in a financial statement net gain of approximately $2.6 billion from the Transaction and the related step-up in our basis of the assets to fair value. The net gain will be recognized in our consolidated statements of income for the three months ended June 30, 2019. Our tax gain is approximately $735,000,000. We continue to manage the Properties and share control over major decisions of the joint venture. Accordingly, the Properties will be deconsolidated and the joint venture will be accounted for under the equity method from the date of transfer. As of March 31, 2019, the assets and liabilities associated with the Properties were classified as “assets held for sale” and “liabilities related to assets held for sale”, respectively, on our consolidated balance sheets.

BUSINESS DEVELOPMENTS
Financing Activity

On January 28, 2019, the joint venture, in which we have a 45.1% interest, completed a $167,500,000 refinancing of 61 Ninth Avenue, a 166,000 square foot newly constructed office and retail property in the Meatpacking district of Manhattan which is fully leased to Aetna and Starbucks. The seven-year interest only loan carries a rate of LIBOR plus 1.35% (3.85% as of March 31, 2019) and matures in January 2026. We realized net proceeds of approximately $31,000,000. The loan replaces the previous $90,000,000 construction loan that bore interest at LIBOR plus 3.05% and was scheduled to mature in 2021.

On February 4, 2019, we completed a $95,700,000 refinancing of 435 Seventh Avenue, a 43,000 square foot Manhattan retail property. The interest-only loan carries a rate of LIBOR plus 1.30% (3.78% as of March 31, 2019) and matures in 2024. The recourse loan replaces the previous $95,700,000 loan that bore interest at LIBOR plus 2.25% and was scheduled to mature in August 2019.

On February 12, 2019, we completed a $580,000,000 refinancing of 100 West 33rd Street, a 1.1 million square foot Manhattan property comprised of 859,000 square feet of office space and the 256,000 square foot Manhattan Mall. The interest-only loan carries a rate of LIBOR plus 1.55% (4.03% as of March 31, 2019) and matures in April 2024, with two one-year extension options. The loan replaces the previous $580,000,000 loan that bore interest at LIBOR plus 1.65% and was scheduled to mature in July 2020.

On March 1, 2019, we called for redemption all of our $400,000,000 5.00% senior unsecured notes. The notes, which were scheduled to mature in January 2022, were redeemed on April 1, 2019 at a redemption price of 105.51% of the principal amount plus accrued interest. In connection therewith, we expensed $22,540,000 relating to debt prepayment costs which is included in "interest and debt expense" on our consolidated statements of income for the three months ended March 31, 2019.

On March 26, 2019, we increased to $1.5 billion (from $1.25 billion) and extended to March 2024 (as fully extended) from February 2022 one of our two unsecured revolving credit facilities. The interest rate on the extended facility was lowered from LIBOR plus 1.00% to LIBOR plus 0.90%. The facility fee remains unchanged at 20 basis points.

First Quarter Leasing Activity

396,000 square feet of New York Office space (350,000 square feet at share) at an initial rent of $75.91 per square foot and a weighted average term of 9 years. The GAAP and cash mark-to-market rent on the 312,000 square feet of second generation space were positive 0.9% and 1.8%, respectively. Tenant improvements and leasing commissions were $9.67 per square foot per annum, or 12.7% of initial rent.

49,000 square feet of New York Retail space (43,000 square feet at share) at an initial rent of $113.37 per square foot and a weighted average term of 3.4 years. The GAAP and cash mark-to-market rent on the 38,000 square feet of second generation space were positive 2.2% and negative 8.5%, respectively. Tenant improvements and leasing commissions were $5.93 per square foot per annum, or 5.2% of initial rent.

159,000 square feet at theMART at an initial rent of $46.67 per square foot and a weighted average term of 7.0 years. The GAAP and cash mark-to-market rent on the 157,000 square feet of second generation space were positive 11.3% and 6.2%, respectively. Tenant improvements and leasing commissions were $5.03 per square foot per annum, or 10.8% of initial rent.

61,000 square feet at 555 California Street (43,000 square feet at share) at an initial rent of $81.05 per square foot and a weighted average term of 5.1 years. The GAAP and cash mark-to-market rent on the 43,000 square feet of second generation space were positive 68.9% and 37.6%, respectively. Tenant improvements and leasing commissions were $9.64 per square foot per annum, or 11.9% of initial rent.

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)
	For the Three Months Ended
	March 31,		December 31, 2018
	2019	2018
Total revenues	$534,668	$536,437	$543,417

Net income (loss) attributable to common shareholders	$181,488	$(17,841)	$100,494
Per common share:
Basic	$0.95	$(0.09)	$0.53
Diluted	$0.95	$(0.09)	$0.53

Net income attributable to common shareholders, as adjusted (non-GAAP)	$24,814	$55,340	$49,437
Per diluted share (non-GAAP)	$0.13	$0.29	$0.26

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$149,939	$172,907	$169,874
Per diluted share (non-GAAP)	$0.79	$0.91	$0.89

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$247,684	$135,000	$210,100
FFO - Operating Partnership Basis ("OP Basis") (non-GAAP)	$263,697	$143,621	$223,583
Per diluted share (non-GAAP)	$1.30	$0.71	$1.10

Dividends per common share	$0.66	$0.63	$0.63

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	83.5%	69.2%	70.8%
FAD payout ratio	86.8%	91.3%	100.0%

Weighted average shares used in determining FFO attributable to common shareholders plus assumed conversions per diluted share (REIT basis)	190,996	191,057	191,199
Convertible units:
Class A	12,083	11,848	11,827
Equity awards - unit equivalents	265	353	443
Weighted average shares used in determining FFO attributable to Class A unitholders plus assumed conversions per diluted share (OP Basis)	203,344	203,258	203,469

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS
(unaudited and in thousands)
	For the Three Months Ended
	March 31,				December 31, 2018
	2019	2018	Inc (Dec)
Property rentals(1)	$428,380	$422,099	$6,281		$433,521
Tenant expense reimbursements(1)	66,112	60,310	5,802		62,119
Straight-lining of rents	(1,140)	7,430	(8,570)		(2,674)
Amortization of acquired below-market leases, net	6,525	10,581	(4,056)		7,093
Total rental revenues	499,877	500,420	(543)		500,059
Fee and other income:
BMS cleaning fees	29,785	28,355	1,430		32,262
Management and leasing fees	2,237	2,764	(527)		3,119
Lease termination fees	562	345	217		639
Other income	2,207	4,553	(2,346)		7,338
Total revenues	534,668	536,437	(1,769)		543,417
Operating expenses	(246,895)	(237,602)	(9,293)		(254,320)
Depreciation and amortization	(116,709)	(108,686)	(8,023)		(112,869)
General and administrative	(58,020)	(42,533)	(15,487)	(2)	(32,934)
(Expense) benefit from deferred compensation plan liability	(5,433)	404	(5,837)		6,014
Transaction related costs, impairment loss and other	(149)	(13,156)	13,007		(14,637)
Total expenses	(427,206)	(401,573)	(25,633)		(408,746)

Income (loss) from partially owned entities	7,320	(9,904)	17,224		3,090
Loss from real estate fund investments	(167)	(8,807)	8,640		(51,258)
Interest and other investment income (loss), net	5,045	(24,384)	29,429		7,656
Income (loss) from deferred compensation plan assets	5,433	(404)	5,837		(6,014)
Interest and debt expense	(102,463)	(88,166)	(14,297)		(83,175)
Purchase price fair value adjustment	—	—	—		44,060
Net gains on disposition of wholly owned and partially owned assets	220,294	—	220,294		81,203
Income before income taxes	242,924	3,199	239,725		130,233
Income tax expense	(29,743)	(2,554)	(27,189)		(32,669)
Income from continuing operations	213,181	645	212,536		97,564
(Loss) income from discontinued operations	(137)	(363)	226		257
Net income	213,044	282	212,762		97,821
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(6,820)	8,274	(15,094)		21,886
Operating Partnership	(12,202)	1,124	(13,326)		(6,680)
Net income attributable to Vornado	194,022	9,680	184,342		113,027
Preferred share dividends	(12,534)	(13,035)	501		(12,533)
Preferred share issuance costs	—	(14,486)	14,486		—
Net income (loss) attributable to common shareholders	$181,488	$(17,841)	$199,329		$100,494

Capitalized expenditures: Leasing payroll(3)	$—	$1,348	$(1,348)		$1,655
Development payroll	4,590	1,709	2,881		4,124
Interest and debt expense	23,325	14,726	8,599		23,448
_________________
(1) "Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.
(2) Primarily due to $16,211 of non-cash expense for the accelerated vesting of previously issued OP Units and Vornado restricted stock due to the removal of the time-based vesting requirement to participants who have reached 65 years of age. The right to sell such awards remains subject to original terms of grant. The increase in expense in the first quarter of 2019 will be completely offset by lower non-cash stock-based compensation expense of $2,578 in each of the second, third and fourth quarters of 2019 and $8,477 thereafter.
(3) Beginning January 1, 2019, we no longer capitalize internal leasing costs in accordance with Accounting Standard Update 2016-02, Leases.

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT
(unaudited and in thousands)

	For the Three Months Ended March 31, 2019
	Total	New York	Other
Property rentals(1)	$428,380	$347,095	$81,285
Tenant expense reimbursements(1)	66,112	54,247	11,865
Straight-lining of rents	(1,140)	(19)	(1,121)
Amortization of acquired below-market leases, net	6,525	6,314	211
Total rental revenues	499,877	407,637	92,240
Fee and other income:
BMS cleaning fees	29,785	31,757	(1,972)
Management and leasing fees	2,237	2,251	(14)
Lease termination fees	562	488	74
Other income	2,207	1,152	1,055
Total revenues	534,668	443,285	91,383
Operating expenses	(246,895)	(198,095)	(48,800)
Depreciation and amortization	(116,709)	(94,811)	(21,898)
General and administrative	(58,020)	(16,564)	(41,456)
Expense from deferred compensation plan liability	(5,433)	—	(5,433)
Transaction related costs and other	(149)	—	(149)
Total expenses	(427,206)	(309,470)	(117,736)

Income from partially owned entities	7,320	5,405	1,915
Loss from real estate fund investments	(167)	—	(167)
Interest and other investment income, net	5,045	1,567	3,478
Income from deferred compensation plan assets	5,433	—	5,433
Interest and debt expense	(102,463)	(54,727)	(47,736)
Net gains on disposition of wholly owned and partially owned assets	220,294	—	220,294
Income before income taxes	242,924	86,060	156,864
Income tax expense	(29,743)	(1,445)	(28,298)
Income from continuing operations	213,181	84,615	128,566
Loss from discontinued operations	(137)	—	(137)
Net income	213,044	84,615	128,429
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(6,820)	(1,825)	(4,995)
Operating Partnership	(12,202)	—	(12,202)
Net income attributable to Vornado	194,022	82,790	111,232
Preferred share dividends	(12,534)	—	(12,534)
Net income attributable to common shareholders for the three months ended March 31, 2019	$181,488	$82,790	$98,698
Net (loss) income attributable to common shareholders for the three months ended March 31, 2018	$(17,841)	$73,938	$(91,779)
_________________
(1) "Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE BY SEGMENT
(unaudited and in thousands)

	For the Three Months Ended March 31, 2019
	Total	New York	Other
Total revenues	$534,668	$443,285	$91,383
Operating expenses	246,895	198,095	48,800
NOI - consolidated	287,773	245,190	42,583
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,403)	(11,407)	(5,996)
Add: NOI from partially owned entities	67,402	49,575	17,827
NOI at share	337,772	283,358	54,414
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(5,181)	(6,618)	1,437
NOI at share - cash basis	$332,591	$276,740	$55,851

	For the Three Months Ended March 31, 2018
	Total	New York	Other
Total revenues	$536,437	$448,484	$87,953
Operating expenses	237,602	197,916	39,686
NOI - consolidated	298,835	250,568	48,267
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,312)	(11,745)	(5,567)
Add: NOI from partially owned entities	67,513	49,773	17,740
NOI at share	349,036	288,596	60,440
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(17,948)	(17,323)	(625)
NOI at share - cash basis	$331,088	$271,273	$59,815

	For the Three Months Ended December 31, 2018
	Total	New York	Other
Total revenues	$543,417	$466,554	$76,863
Operating expenses	254,320	206,696	47,624
NOI - consolidated	289,097	259,858	29,239
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(19,771)	(13,837)	(5,934)
Add: NOI from partially owned entities	60,205	49,178	11,027
NOI at share	329,531	295,199	34,332
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(5,532)	(6,266)	734
NOI at share - cash basis	$323,999	$288,933	$35,066
________________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SUBSEGMENT
(unaudited and in thousands)

	For the Three Months Ended
	March 31,		December 31, 2018
	2019	2018
NOI at share:
New York:
Office	$183,540	$187,156	$186,832
Retail	88,267	87,909	85,549
Residential	6,045	6,141	5,834
Alexander's Inc ("Alexander's")	11,322	11,575	11,023
Hotel Pennsylvania	(5,816)	(4,185)	5,961
Total New York	283,358	288,596	295,199

Other:
theMART	23,523	26,875	10,981	(1)
555 California Street	14,501	13,511	14,005
Other investments(2)	16,390	20,054	9,346
Total Other	54,414	60,440	34,332

NOI at share	$337,772	$349,036	$329,531

NOI at share - cash basis:
New York:
Office	$184,370	$178,199	$185,624
Retail	80,936	79,589	80,515
Residential	5,771	5,599	5,656
Alexander's	11,527	12,039	11,129
Hotel Pennsylvania	(5,864)	(4,153)	6,009
Total New York	276,740	271,273	288,933

Other:
theMART	24,912	27,079	12,758	(1)
555 California Street	14,745	12,826	13,784
Other investments(2)	16,194	19,910	8,524
Total Other	55,851	59,815	35,066

NOI at share - cash basis	$332,591	$331,088	$323,999
_________________
(1) Includes additional real estate tax expense accruals of $12,124 for the three months ended December 31, 2018 due to an increase in the tax-assessed value of theMART.
(2) The three months ended March 31, 2018 includes NOI at share and NOI at share - cash basis of $5,273 and $5,180, respectively, from 666 Fifth Avenue Office Condominium (sold on August 3, 2018).

SAME STORE NOI AT SHARE AND NOI AT SHARE - CASH BASIS (NON-GAAP)
(unaudited)

	Total	New York(2)	theMART		555 California Street
Same store NOI at share % (decrease) increase(1):
Three months ended March 31, 2019 compared to March 31, 2018	(0.1)%	(0.1)%	(4.3)%		7.3%
Three months ended March 31, 2019 compared to December 31, 2018	1.0%	(3.0)%	106.2%	(3)	3.4%

Same store NOI at share - cash basis % increase (decrease)(1):
Three months ended March 31, 2019 compared to March 31, 2018	3.0%	2.6%	0.9%		15.0%
Three months ended March 31, 2019 compared to December 31, 2018	0.2%	(4.2)%	88.6%	(3)	6.9%
____________________

(1)	See pages viii through xi in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.
		Increase
(2)	Excluding Hotel Pennsylvania, same store NOI at share % increase:
	Three months ended March 31, 2019 compared to March 31, 2018	0.5%
	Three months ended March 31, 2019 compared to December 31, 2018	1.2%

	Excluding Hotel Pennsylvania, same store NOI at share - cash basis % increase:
	Three months ended March 31, 2019 compared to March 31, 2018	3.3%
	Three months ended March 31, 2019 compared to December 31, 2018	0.2%

(3)	The three months ended December 31, 2018 includes an additional $12,124,000 real estate tax expense accrual due to an increase in the tax-assessed value of theMART.

NOI AT SHARE BY REGION
(unaudited)

	For the Three Months Ended March 31,
	2019	2018
Region:
New York City metropolitan area	88%	88%
Chicago, IL	7%	8%
San Francisco, CA	5%	4%
	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)
	As of		Increase (Decrease)
	March 31, 2019	December 31, 2018
ASSETS
Real estate, at cost:
Land	$2,608,770	$3,306,280	$(697,510)
Buildings and improvements	7,821,301	10,110,992	(2,289,691)
Development costs and construction in progress	1,961,512	2,266,491	(304,979)
Moynihan Train Hall development expenditures	550,996	445,693	105,303
Leasehold improvements and equipment	115,756	108,427	7,329
Total	13,058,335	16,237,883	(3,179,548)
Less accumulated depreciation and amortization	(2,845,120)	(3,180,175)	335,055
Real estate, net	10,213,215	13,057,708	(2,844,493)
Assets held for sale	3,027,058	—	3,027,058
Right-of-use assets	457,662	—	457,662
Cash and cash equivalents	307,047	570,916	(263,869)
Restricted cash	593,759	145,989	447,770
Marketable securities	39,866	152,198	(112,332)
Tenant and other receivables	73,404	73,322	82
Investments in partially owned entities	730,264	858,113	(127,849)
Real estate fund investments	322,858	318,758	4,100
220 Central Park South condominium units ready for sale	229,567	99,627	129,940
Receivable arising from the straight-lining of rents	766,634	935,131	(168,497)
Deferred leasing costs, net	345,241	400,313	(55,072)
Identified intangible assets, net	34,161	136,781	(102,620)
Other assets	497,219	431,938	65,281
Total Assets	$17,637,955	$17,180,794	$457,161
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$6,519,189	$8,167,798	$(1,648,609)
Senior unsecured notes, net	845,261	844,002	1,259
Unsecured term loan, net	745,076	744,821	255
Unsecured revolving credit facilities	530,000	80,000	450,000
Liabilities related to assets held for sale	1,097,350	—	1,097,350
Lease liabilities	484,173	—	484,173
Moynihan Train Hall obligation	550,996	445,693	105,303
Accounts payable and accrued expenses	442,496	430,976	11,520
Deferred revenue	71,328	167,730	(96,402)
Deferred compensation plan	101,922	96,523	5,399
Other liabilities	292,187	311,806	(19,619)
Total liabilities	11,679,978	11,289,349	390,629
Redeemable noncontrolling interests	867,085	783,562	83,523
Shareholders' equity	4,443,992	4,465,231	(21,239)
Noncontrolling interests in consolidated subsidiaries	646,900	642,652	4,248
Total liabilities, redeemable noncontrolling interests and equity	$17,637,955	$17,180,794	$457,161

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)	New York			555 California Street
	Office	Retail	theMART
Three Months Ended March 31, 2019
Total square feet leased	396	49	159	61
Our share of square feet leased:	350	43	159	43
Initial rent(1)	$75.91	$113.37	$46.67	$81.05
Weighted average lease term (years)	9.0	3.4	7.0	5.1
Second generation relet space:
Square feet	312	38	157	43
GAAP basis:
Straight-line rent(2)	$73.27	$116.99	$45.37	$84.32
Prior straight-line rent	$72.64	$114.48	$40.76	$49.92
Percentage increase	0.9%	2.2%	11.3%	68.9%
Cash basis (non-GAAP):
Initial rent(1)	$74.43	$115.36	$46.59	$81.05
Prior escalated rent	$73.13	$126.09	$43.85	$58.92
Percentage increase (decrease)	1.8%	(8.5)%	6.2%	37.6%
Tenant improvements and leasing commissions:
Per square foot	$87.05	$20.15	$35.20	$49.14
Per square foot per annum	$9.67	$5.93	$5.03	$9.64
Percentage of initial rent	12.7%	5.2%	10.8%	11.9%
____________________

(1)
Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS NEW YORK SEGMENT
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office:	Month to Month	16,000	$1,088,000	$68.00	0.1%

	Second Quarter 2019	175,000	13,212,000	75.50	1.1%
	Third Quarter 2019	29,000	1,843,000	63.55	0.2%
	Fourth Quarter 2019	134,000	9,729,000	72.60	0.9%
	Total 2019	338,000	24,784,000	73.33	2.2%
	First Quarter 2020	538,000	33,716,000	62.67	3.0%
	Remaining 2020	591,000	44,000,000	74.45	3.8%
	2021	1,247,000	95,816,000	76.84	8.3%
	2022	685,000	44,954,000	65.63	3.9%
	2023	1,960,000	160,390,000	81.83	13.9%
	2024	1,383,000	110,612,000	79.98	9.6%
	2025	798,000	59,758,000	74.88	5.2%
	2026	1,253,000	95,504,000	76.22	8.3%
	2027	1,123,000	80,783,000	71.93	7.0%
	2028	985,000	69,311,000	70.37	6.0%
	2029	738,000	57,651,000	78.12	5.0%
	Thereafter	4,184,000	272,279,000	65.08	23.7%

Retail:	Month to Month	50,000	$8,286,000	$165.72	1.8%

	Second Quarter 2019	12,000	2,182,000	181.83	0.5%
	Third Quarter 2019	20,000	9,531,000	476.55	2.1%
	Fourth Quarter 2019	58,000	10,827,000	186.67	2.3%
	Total 2019	90,000	22,540,000	250.44	4.9%
	First Quarter 2020	19,000	4,971,000	261.63	1.1%
	Remaining 2020	62,000	8,759,000	141.27	1.9%
	2021	92,000	11,997,000	130.40	2.6%
	2022	29,000	7,285,000	251.21	1.6%
	2023	110,000	45,183,000	410.75	9.8%
	2024	303,000	86,646,000	285.96	18.7%
	2025	42,000	19,568,000	465.90	4.2%
	2026	134,000	44,569,000	332.60	9.6%
	2027	32,000	23,021,000	719.41	5.0%
	2028	47,000	18,794,000	399.87	4.1%
	2029	221,000	49,604,000	224.45	10.8%
	Thereafter	687,000	110,188,000	160.39	23.9%
____________________

(1)	Excludes storage, vacancy and other.

LEASE EXPIRATIONS theMART
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	2,000	$75,000	$37.50	0.1%

	Second Quarter 2019	3,000	133,000	44.33	0.1%
	Third Quarter 2019	20,000	1,075,000	53.75	0.6%
	Fourth Quarter 2019	49,000	2,649,000	54.06	1.6%
	Total 2019	72,000	3,857,000	53.57	2.3%
	First Quarter 2020	111,000	5,105,000	45.99	3.1%
	Remaining 2020	153,000	7,975,000	52.12	4.8%
	2021	328,000	16,172,000	49.30	9.7%
	2022	603,000	29,160,000	48.36	17.5%
	2023	303,000	15,541,000	51.29	9.3%
	2024	301,000	14,680,000	48.77	8.8%
	2025	337,000	17,551,000	52.08	10.5%
	2026	254,000	12,169,000	47.91	7.3%
	2027	108,000	5,480,000	50.74	3.3%
	2028	642,000	28,281,000	44.05	17.0%
	2029	61,000	2,829,000	46.38	1.7%
	Thereafter	168,000	7,605,000	45.27	4.6%
____________________
(1)    Excludes storage, vacancy and other.

LEASE EXPIRATIONS 555 California Street
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	—	$—	$—	—%

	Second Quarter 2019	—	—	—	—%
	Third Quarter 2019	3,000	249,000	83.00	0.3%
	Fourth Quarter 2019	—	—	—	—%
	Total 2019	3,000	249,000	83.00	0.3%
	First Quarter 2020	21,000	1,530,000	72.86	1.6%
	Remaining 2020	60,000	3,899,000	64.98	4.1%
	2021	76,000	5,338,000	70.24	5.7%
	2022	36,000	2,822,000	78.39	3.0%
	2023	133,000	9,355,000	70.34	9.9%
	2024	61,000	5,375,000	88.11	5.7%
	2025	384,000	27,754,000	72.28	29.4%
	2026	140,000	10,410,000	74.36	11.0%
	2027	69,000	5,706,000	82.70	6.1%
	2028	20,000	1,442,000	72.10	1.5%
	2029	74,000	6,657,000	89.96	7.1%
	Thereafter	161,000	13,755,000	85.43	14.6%
____________________
(1)    Excludes storage, vacancy and other.

TRAILING TWELVE MONTH PRO-FORMA CASH NET OPERATING INCOME AT SHARE
(unaudited and in thousands)

	For the Trailing Twelve Months Ended March 31, 2019				For the Trailing Twelve Months Ended December 31, 2018
	NOI at Share - Cash Basis	Adjustments		Pro Forma NOI at Share - Cash Basis	Pro Forma NOI at Share - Cash Basis
Office:
New York	$732,279	$(26,417)	(1)	$705,862	$698,500
theMART	91,903	12,118	(2)	104,021	106,188
555 California Street	55,407	—		55,407	53,488
Total Office	879,589	(14,299)		865,290	858,176
New York - Retail	325,566	—		325,566	324,219
New York - Residential	22,248	—		22,248	22,076
	$1,227,403	$(14,299)		$1,213,104	$1,204,471
________________________________________

(1)	Adjustment to deduct BMS NOI for the trailing twelve months ended March 31, 2019.

(2)	Adjustment to offset the accrual in Q4 2018 for the annual real estate tax increase which is billed to tenants throughout 2019.

CAPITAL STRUCTURE
(unaudited and in thousands, except per share and unit amounts)
			As of March 31, 2019
Debt (contractual balances) (non-GAAP):
Consolidated debt (1):
Mortgages payable			$6,556,034
Senior unsecured notes			850,000
$750 Million unsecured term loan			750,000
$2.75 Billion unsecured revolving credit facilities			530,000
			8,686,034
Pro rata share of debt of non-consolidated entities(2)(3)			2,459,400
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(480,071)
			10,665,363	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
5.00% preferred unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% preferred units (D-17) (141,400 units @ $25 per unit)			3,535
5.70% Series K preferred shares	12,000	$25.00	300,000
5.40% Series L preferred shares	12,000	25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
			924,035	(B)

	Converted Shares	March 31, 2019 Common Share Price
Equity:
Common shares	190,761	$67.44	12,864,922
Class A units	12,144	67.44	818,991
Convertible share equivalents:
Equity awards - unit equivalents	645	67.44	43,499
D-13 preferred units	692	67.44	46,668
G1-G4 units	58	67.44	3,912
Series A preferred shares	34	67.44	2,293
			13,780,285	(C)
Total Market Capitalization (A+B+C)			$25,369,683
____________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xii in the Appendix.

(2)
As a result of the bankruptcy plan of reorganization for Toys "R" Us, Inc. ("Toys") being declared effective and our stock in Toys being canceled, we no longer hold an investment in Toys. Accordingly, no Toys debt is included in our pro rata share of debt of non-consolidated entities.

(3)
Our pro rata share of debt of non-consolidated entities is net of our $63,409 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018
High price	$70.54	$73.06	$77.59	$74.28
Low price	$59.95	$59.48	$69.50	$64.53
Closing price - end of quarter	$67.44	$62.03	$73.00	$73.92

Annualized dividend per share	$2.64	$2.52	$2.52	$2.52

Annualized dividend yield - on closing price	3.9%	4.1%	3.5%	3.4%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	204,336	203,930	203,604	203,577

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$13.8 Billion	$12.6 Billion	$14.9 Billion	$15.0 Billion

DEBT ANALYSIS
(unaudited and in thousands)
	As of March 31, 2019
	Total		Variable		Fixed
(Contractual debt balances) (non-GAAP)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$8,686,034	3.76%	$2,475,508	4.04%	$6,210,526	3.65%
Pro rata share of debt of non-consolidated entities(2)(3)	2,459,400	4.16%	1,266,752	4.10%	1,192,648	4.23%
Total	11,145,434	3.85%	3,742,260	4.06%	7,403,174	3.75%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(480,071)		(28,194)		(451,877)
Company's pro rata share of total debt	$10,665,363	3.84%	$3,714,066	4.05%	$6,951,297	3.73%

Debt Covenant Ratios:(4)	Senior Unsecured Notes			Unsecured Revolving Credit Facilities and Unsecured Term Loan
		Actual
	Required	Due 2022	Due 2025	Required	Actual
Total outstanding debt/total assets(5)	Less than 65%	55%	52%	Less than 60%	41%
Secured debt/total assets	Less than 50%	41%	39%	Less than 50%	32%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.19	2.19		N/A
Fixed charge coverage		N/A	N/A	Greater than 1.40	2.30
Unencumbered assets/unsecured debt	Greater than 150%	316%	333%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	N/A	Less than 60%	21%
Unencumbered coverage ratio		N/A	N/A	Greater than 1.50	6.39

Unencumbered EBITDA (non-GAAP):(5)	Q1 2019
Annualized
New York	$422,540
Other	18,868
Total	$441,408
____________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xii in the Appendix.

(2)
As a result of the bankruptcy plan of reorganization for Toys "R" Us, Inc. ("Toys") being declared effective and our stock in Toys being canceled, we no longer hold an investment in Toys. Accordingly, no Toys debt is included in our pro rata share of debt of non-consolidated entities.

(3)
Our pro rata share of debt of non-consolidated entities is net of our $63,409 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

(4)
Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(5)
Total assets include EBITDA (as defined) capped at 7.5% under the senior unsecured notes due 2022, 7.0% under the senior unsecured notes due 2025 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP)
(unaudited and in thousands)
Property	Maturity Date (1)	Spread over LIBOR	Interest Rate		2019	2020	2021	2022		2023	Thereafter	Total
220 Central Park South	09/20	L+200	4.50%		$—	$313,423	$—	$—		$—	$—	$313,423
Eleven Penn Plaza	12/20		3.95%		—	450,000	—	—		—	—	450,000
888 Seventh Avenue	12/20		3.15%	(2)	—	375,000	—	—		—	—	375,000
Borgata Land	02/21		5.14%		—	—	54,269	—		—	—	54,269
770 Broadway	03/21		2.56%	(3)	—	—	700,000	—		—	—	700,000
909 Third Avenue	05/21		3.91%		—	—	350,000	—		—	—	350,000
606 Broadway	05/21	L+300	5.49%		—	—	56,389	—		—	—	56,389
555 California Street	09/21		5.10%		—	—	556,257	—		—	—	556,257
theMART	09/21		2.70%		—	—	675,000	—		—	—	675,000
Two Penn Plaza	12/21	L+165	4.14%		—	—	575,000	—		—	—	575,000
Senior unsecured notes due 2022	01/22		5.00%		—	—	—	400,000	(4)	—	—	400,000
1290 Avenue of the Americas	11/22		3.34%		—	—	—	950,000		—	—	950,000
$1.25 Billion unsecured revolving credit facility	01/23	L+100	3.48%		—	—	—	—		80,000	—	80,000
Unsecured Term Loan	02/24		3.87%	(5)	—	—	—	—		—	750,000	750,000
435 Seventh Avenue	02/24	L+130	3.78%		—	—	—	—		—	95,696	95,696
$1.5 Billion unsecured revolving credit facility	03/24	L+90	3.46%		—	—	—	—		—	450,000	450,000
150 West 34th Street	05/24	L+188	4.36%		—	—	—	—		—	205,000	205,000
33-00 Northern Boulevard	01/25		4.14%	(6)	—	—	—	—		—	100,000	100,000
Senior unsecured notes due 2025	01/25		3.50%		—	—	—	—		—	450,000	450,000
4 Union Square South	08/25	L+140	3.89%		—	—	—	—		—	120,000	120,000
100 West 33rd Street	04/26	L+155	4.03%		—	—	—	—		—	580,000	580,000
350 Park Avenue	01/27		3.92%		—	—	—	—		—	400,000	400,000
					$—	$1,138,423	$2,966,915	$1,350,000		$80,000	$3,150,696	$8,686,034

Weighted average rate					—%	3.84%	3.64%	3.83%		3.48%	3.83%	3.76%

Fixed rate debt					$—	$825,000	$2,335,526	$1,350,000		$—	$1,700,000	$6,210,526
Fixed weighted average rate expiring					—%	3.59%	3.47%	3.83%		—%	3.80%	3.65%
Floating rate debt					$—	$313,423	$631,389	$—		$80,000	$1,450,696	$2,475,508
Floating weighted average rate expiring					—%	4.50%	4.26%	—%		3.48%	3.87%	4.04%
____________________

(1)	Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(2)	Pursuant to an existing swap agreement, the loan bears interest at 3.15% through December 2020. The rate was swapped from LIBOR plus 1.60% (4.09% as of March 31, 2019).

(3)	Pursuant to an existing swap agreement, the loan bears interest at 2.56% through September 2020. The rate was swapped from LIBOR plus 1.75% (4.23% as of March 31, 2019).

(4)	Redeemed on April 1, 2019 at a redemption price of 105.51% of the principal amount plus accrued interest.

(5)	Pursuant to an existing swap agreement, the loan bears interest at 3.87% through October 2023. The rate was swapped from LIBOR plus 1.00% (3.50% as of March 31, 2019).

(6)	Pursuant to an existing swap agreement, the loan bears interest at 4.14% through January 2025. The rate was swapped from LIBOR plus 1.80% (4.30% as of March 31, 2019).

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
Joint Venture Name	Asset Category	Percentage Ownership at March 31, 2019	Company's Carrying Amount		Company's Pro rata Share of Debt(1)	100% of Joint Venture Debt(1)	Maturity Date	Spread over LIBOR	Interest Rate
Alexander's(2)	Office/Retail	32.4%	$106,786		$315,847	$974,836	Various	Various	Various

Partially owned office buildings/land:
One Park Avenue	Office/Retail	55.0%	134,797		165,000	300,000	03/21	L+175	4.23%
280 Park Avenue	Office/Retail	50.0%	113,035		600,000	1,200,000	09/24	L+173	4.22%
650 Madison Avenue	Office/Retail	20.1%	105,819		161,024	800,000	10/20	N/A	4.39%
512 West 22nd Street	Office	55.0%	60,109		50,924	92,590	11/20	L+265	5.14%
West 57th Street properties	Office/Retail/Land	50.0%	43,554		10,000	20,000	12/22	L+160	4.09%
825 Seventh Avenue	Office/Retail	50.0%	9,805		10,250	20,500	06/19	L+140	3.88%
61 Ninth Avenue	Office/Retail	45.1%	7,024		75,543	167,500	01/26	L+135	3.85%
Other	Office/Retail	Various	4,097		17,465	50,150	Various	Various	Various

Other equity method investments:
Independence Plaza	Residential/Retail	50.1%	66,455		338,175	675,000	07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	31,393		19,924	39,523	06/19	L+225	4.76%
Other	Various	Various	47,390		99,373	643,762	Various	Various	Various
			$730,264		$1,863,525	$4,983,861

330 Madison Avenue	Office/Retail	25.0%	$(60,054)	(3)	$125,000	$500,000	08/24	N/A	3.43%
7 West 34th Street	Office/Retail	53.0%	(51,464)	(3)	159,000	300,000	06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(5,857)	(3)	311,875	625,000	12/26	N/A	4.55%
			$(117,375)		$595,875	$1,425,000
____________________

(1)
Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street which we guaranteed in connection with the sale of a 47.0% equity interest in May 2016.

(2)
Our pro rata share of debt of non-consolidated entities is net of our $63,409 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

(3)	Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage Ownership at March 31, 2019	Our Share of Net Income (Loss) for the Three Months Ended March 31,			Our Share of NOI (non-GAAP) for the Three Months Ended March 31,
		2019	2018		2019	2018
Joint Venture Name
New York:
Alexander's	32.4%	$5,717	$(3,209)	(1)	$11,322	$11,575
280 Park Avenue	50.0%	(1,838)	(264)		9,548	9,490
One Park Avenue	55.0%	1,657	(4,898)	(2)	5,293	5,934
650 Madison Avenue	20.1%	(1,154)	(1,063)		2,458	2,505
7 West 34th Street	53.0%	1,027	1,029		3,526	3,437
330 Madison Avenue	25.0%	581	714		2,639	2,777
85 Tenth Avenue	49.9%	(179)	(553)		5,147	4,604
Independence Plaza	50.1%	114	1,484		6,899	7,049
West 57th Street properties	50.0%	(100)	(81)		258	198
825 Seventh Avenue	50.0%	26	692		—	846
Other, net	Various	(446)	(789)		2,485	1,358
		5,405	(6,938)		49,575	49,773

Other:
Alexander's corporate fee income	32.4%	1,057	1,208		476	1,208
UE(3)	N/A	773	(641)		4,902	2,872
Rosslyn Plaza	43.7% to 50.4%	134	(284)		1,336	1,033
PREIT(4)	N/A	51	(429)		9,824	5,721
666 Fifth Avenue Office Condominium(5)	N/A	—	(3,492)		—	5,273
Other, net	Various	(100)	672		1,289	1,633
		1,915	(2,966)		17,827	17,740

Total		$7,320	$(9,904)		$67,402	$67,513
____________________

(1)
Includes our $7,708 share of Alexander's disputed transfer tax related to the November 2012 sale of Kings Plaza Regional Shopping Center based on the precedent established by the New York City Tax Appeals Tribunal (the "Tax Tribunal") decision regarding One Park Avenue. See note below.

(2)
Includes our $4,978 share of disputed transfer tax related to the March 2011 acquisition of One Park Avenue which was recorded as a result of the Tax Tribunal's decision in the first quarter of 2018. We appealed the Tax Tribunal's decision to the New York State Supreme Court, Appellate Division, First Department ("Appellate Division"). Our appeal was heard on April 2, 2019, and on April 25, 2019 the Appellate Division entered a unanimous decision and order that confirmed the decision of the Tax Tribunal and dismissed our appeal. We are currently evaluating our options regarding this matter.

(3)	Sold on March 4, 2019.

(4)	On March 12, 2019, we converted all of our PREIT operating partnership units into common shares and began accounting for our investment as a marketable security.

(5)	Sold on August 3, 2018.

DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF MARCH 31, 2019
(unaudited and in thousands, except square feet)

			(At Share)							Full Quarter Stabilized Operations
		Property Rentable Sq. Ft.	Excluding Land Costs						Available for Occupancy
Current Projects	Segment		Incremental Budget		Amount Expended		% Complete	Start
220 CPS - residential condominiums	Other	397,000	$1,400,000		$1,251,815	(1)	89.4%	Q3 2012	N/A	N/A
Farley Office and Retail Building - (95.0% interest)	New York	850,000	760,000		196,759	(2)	25.9%	Q2 2017	Q3 2020	Q2 2022
PENN1(3)	New York	2,543,000	200,000	(4)	41,872		20.9%	Q4 2018	N/A	N/A
512 West 22nd Street - office (55.0% interest)	New York	173,000	72,000		54,288	(5)	75.4%	Q4 2015	Q1 2019	Q3 2020
345 Montgomery Street (555 California Street) (70.0% interest)	Other	78,000	32,000		16,442	(6)	51.4%	Q1 2018	Q3 2019	Q3 2020
606 Broadway - office/retail (50.0% interest)	New York	35,000	30,000		26,920	(7)	89.7%	Q2 2016	Q4 2018	Q2 2020
825 Seventh Avenue - office (50.0% interest)	New York	165,000	15,000		7,133		47.6%	Q2 2018	Q1 2020	Q1 2021
Total current projects			$2,509,000		$1,595,229

Future Opportunities	Segment	Property Zoning Sq. Ft.
Penn District - multiple opportunities - office/residential/retail	New York	TBD
PENN2 - office/retail	New York	TBD
Hotel Pennsylvania	New York	2,052,000
260 Eleventh Avenue - office(8)	New York	280,000

Undeveloped Land
29, 31, 33 West 57th Street (50.0% interest)	New York	150,000
484, 486 Eighth Avenue and 265, 267 West 34th Street	New York	125,000
527 West Kinzie, Chicago	Other	330,000
Rego Park III (32.4% interest)	New York	TBD
Total undeveloped land		605,000
____________________

(1)	Excludes land and acquisition costs of $515,426.

(2)	Excludes our share of the upfront contribution of $230,000 and net of anticipated historic tax credits. The building and land are subject to a lease which expires in 2116.

(3)	The building is subject to a ground lease which expires in 2098 assuming all renewal options are exercised.

(4)	We expect the final budget will exceed $200,000 after anticipated scope changes.

(5)	Excludes land and acquisition costs of $57,000.

(6)	Excludes land and building costs of $31,000.

(7)	Excludes land and acquisition costs of $22,703.

(8)	The building is subject to a ground lease which expires in 2114.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
CONSOLIDATED
(unaudited and in thousands)

	Three Months Ended March 31, 2019	Year Ended December 31,
Amounts paid for capital expenditures:		2018	2017
Expenditures to maintain assets	$26,377	$92,386	$111,629
Tenant improvements	9,479	100,191	128,287
Leasing commissions	5,122	33,254	36,447
Recurring tenant improvements, leasing commissions and other capital expenditures	40,978	225,831	276,363
Non-recurring capital expenditures	12,704	43,135	35,149
Total capital expenditures and leasing commissions	$53,682	$268,966	$311,512

	Three Months Ended March 31, 2019	Year Ended December 31,
		2018	2017
Amounts paid for development and redevelopment expenditures:
220 CPS	$54,623	$295,827	$265,791
Farley Office and Retail Building	51,506	18,995	—
606 Broadway	4,980	15,959	15,997
PENN1	4,941	8,856	1,462
345 Montgomery Street (555 California Street)	3,250	18,187	5,950
1535 Broadway	1,031	8,645	1,982
Other	22,971	51,717	64,670	(1)
	$143,302	$418,186	$355,852
____________________

(1)	Primarily relates to our former Washington, DC segment which was spun-off on July 17, 2017.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
NEW YORK SEGMENT
(unaudited and in thousands)

	Three Months Ended March 31, 2019	Year Ended December 31,
Amounts paid for capital expenditures:		2018	2017
Expenditures to maintain assets	$24,106	$70,954	$79,567
Tenant improvements	8,462	76,187	83,639
Leasing commissions	5,122	29,435	26,114
Recurring tenant improvements, leasing commissions and other capital expenditures	37,690	176,576	189,320
Non-recurring capital expenditures	12,622	31,381	27,762
Total capital expenditures and leasing commissions	$50,312	$207,957	$217,082

	Three Months Ended March 31, 2019	Year Ended December 31,
		2018	2017
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail Building	$51,506	$18,995	$—
606 Broadway	4,980	15,959	15,997
PENN1	4,941	8,856	1,462
1535 Broadway	1,031	8,645	1,982
Other	20,018	36,660	23,933
	$82,476	$89,115	$43,374

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
theMART
(unaudited and in thousands)
	Three Months Ended March 31, 2019	Year Ended December 31,
Amounts paid for capital expenditures:		2018	2017
Expenditures to maintain assets	$2,019	$13,282	$12,772
Tenant improvements	1,015	15,106	8,730
Leasing commissions	—	459	1,701
Recurring tenant improvements, leasing commissions and other capital expenditures	3,034	28,847	23,203
Non-recurring capital expenditures	74	260	—
Total capital expenditures and leasing commissions	$3,108	$29,107	$23,203

	Three Months Ended March 31, 2019	Year Ended December 31,
		2018	2017
Amounts paid for development and redevelopment expenditures:
Common area enhancements	$—	$51	$5,342
Other	686	10,739	799
	$686	$10,790	$6,141

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
555 CALIFORNIA STREET
(unaudited and in thousands)

	Three Months Ended March 31, 2019	Year Ended December 31,
Amounts paid for capital expenditures:		2018	2017
Expenditures to maintain assets	$252	$8,150	$9,689
Tenant improvements	2	8,898	19,327
Leasing commissions	—	3,360	1,330
Recurring tenant improvements, leasing commissions and other capital expenditures	254	20,408	30,346
Non-recurring capital expenditures	8	11,494	7,159
Total capital expenditures and leasing commissions	$262	$31,902	$37,505

	Three Months Ended March 31, 2019	Year Ended December 31,
		2018	2017
Amounts paid for development and redevelopment expenditures:
345 Montgomery Street	$3,250	$18,187	$5,950
Other	1,388	445	6,465
	$4,638	$18,632	$12,415

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
OTHER
(unaudited and in thousands)

	Three Months Ended March 31, 2019	Year Ended December 31,
		2018	2017
Amounts paid for development and redevelopment expenditures:
220 CPS	$54,623	$295,827	$265,791
Other	879	3,822	28,131	(1)
	$55,502	$299,649	$293,922
____________________

(1)	Primarily relates to our former Washington, DC segment which was spun-off on July 17, 2017.

SQUARE FOOTAGE
(unaudited and square feet in thousands)
		At Vornado's Share
	At 100%		Under Development	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	21,499	17,980	1,339	16,458	—	183	—
Retail	2,791	2,550	146	—	2,404	—	—
Residential - 1,683 units	1,533	800	4	—	—	—	796
Alexander's (32.4% interest), including 312 residential units	2,437	789	63	288	355	—	83
Hotel Pennsylvania	1,400	1,400	—	—	—	—	1,400
	29,660	23,519	1,552	16,746	2,759	183	2,279

Other:
theMART	3,695	3,686	—	2,045	109	1,532	—
555 California Street (70% interest)	1,821	1,275	55	1,189	31	—	—
Other	2,831	1,332	140	212	869	—	111
	8,347	6,293	195	3,446	1,009	1,532	111

Total square feet at March 31, 2019	38,007	29,812	1,747	20,192	3,768	1,715	2,390

Total square feet at December 31, 2018	38,014	29,820	1,687	20,181	3,842	1,716	2,394

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,669	10	4,875
theMART	558	4	1,637
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at March 31, 2019	2,806	19	8,059

TOP 30 TENANTS
(unaudited and in thousands, except square feet)

Tenants	Square Footage At Share(1)	Annualized Revenues At Share (non-GAAP)(1)	% of Annualized Revenues At Share (non-GAAP)(2)
Facebook	758,292	$75,749	3.1%
IPG and affiliates	967,552	63,740	2.6%
Swatch Group USA	25,634	48,758	2.0%
Macy's	646,434	38,233	1.6%
Google/Motorola Mobility (guaranteed by Google)	728,483	35,594	1.4%
Bloomberg L.P.	287,898	34,378	1.4%
Forever 21	170,374	33,697	1.4%
Victoria's Secret (guaranteed by L Brands, Inc.)	63,779	33,139	1.3%
AXA Equitable Life Insurance	336,646	32,762	1.3%
Oath (Verizon)	327,138	31,380	1.3%
Ziff Brothers Investments, Inc.	287,030	30,786	1.3%
McGraw-Hill Companies, Inc.	479,557	30,470	1.2%
AMC Networks, Inc.	404,920	28,037	1.1%
The City of New York	563,545	25,136	1.0%
Topshop	94,349	24,511	1.0%
Fast Retailing (Uniqlo)	90,732	23,795	1.0%
Amazon (including its Whole Foods subsidiary)	308,113	23,759	1.0%
Neuberger Berman Group LLC	288,325	22,948	0.9%
Madison Square Garden	344,355	22,753	0.9%
Bank of America	254,033	21,435	0.9%
JCPenney	426,370	21,068	0.9%
Hollister	21,741	20,485	0.8%
New York University	347,948	20,452	0.8%
PwC	241,196	17,430	0.7%
U.S. Government	578,711	14,666	0.6%
Sephora	16,146	14,173	0.6%
Ferragamo	53,171	13,537	0.6%
Information Builders, Inc.	210,978	13,223	0.5%
New York & Company, Inc.	207,585	12,082	0.5%
Cushman & Wakefield	127,314	11,843	0.5%
			34.2%
____________________

(1)	Includes leases not yet commenced.

(2)	See reconciliation of our annualized revenue at share on page xii in the Appendix.

OCCUPANCY
(unaudited)
	New York	theMART	555 California Street
Occupancy rate at:
March 31, 2019	97.0%	94.9%	99.4%
December 31, 2018	97.0%	94.7%	99.4%
March 31, 2018	96.9%	99.1%	97.8%

RESIDENTIAL STATISTICS in service
(unaudited)
		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
March 31, 2019	1,995	959	96.7%	$3,821
December 31, 2018	1,999	963	96.6%	$3,803
March 31, 2018	2,008	980	96.9%	$3,726

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
Penn District:
PENN1
(ground leased through 2098)**								Cisco, WSP USA, Symantec Corporation,
-Office	100.0%	92.3%	$66.88	2,273,000	2,104,000	169,000		United Healthcare Services, Inc., Siemens Mobility
								Bank of America, Kmart Corporation,
-Retail	100.0%	97.4%	138.31	270,000	270,000	—		Shake Shack, Starbucks
	100.0%	92.9%	74.46	2,543,000	2,374,000	169,000	$—

PENN2								EMC, Information Builders, Inc.,
-Office	100.0%	100.0%	61.31	1,589,000	1,305,000	284,000		Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	100.0%	217.40	45,000	39,000	6,000		Chase Manhattan Bank
	100.0%	100.0%	65.61	1,634,000	1,344,000	290,000	575,000

PENN11
-Office	100.0%	99.7%	62.24	1,110,000	1,110,000	—		Macy's, Madison Square Garden, AMC Networks, Inc.
								PNC Bank National Association, Starbucks,
-Retail	100.0%	95.2%	132.80	41,000	41,000	—		Madison Square Garden
	100.0%	99.5%	64.75	1,151,000	1,151,000	—	450,000

100 West 33rd Street
-Office	100.0%	100.0%	65.71	859,000	859,000	—	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	95.9%	127.83	256,000	256,000	—	181,598	JCPenney, Aeropostale, Express, Starbucks, Rose Mansion*

330 West 34th Street
(ground leased through 2149 -
34.8% ownership interest in the land)**								New York & Company, Inc., Structure Tone,
-Office	100.0%	100.0%	62.91	701,000	701,000	—		Deutsch, Inc., Web.com, Footlocker, Home Advisor, Inc.
-Retail	100.0%	54.3%	124.70	21,000	21,000	—		Starbucks*, Ballast Point*
	100.0%	98.7%	62.91	722,000	722,000	—	50,150 (3)

435 Seventh Avenue
-Retail	100.0%	100.0%	187.82	43,000	43,000	—	95,696	Forever 21*

7 West 34th Street
-Office	53.0%	100.0%	64.86	458,000	458,000	—		Amazon
-Retail	53.0%	89.3%	336.71	19,000	19,000	—		Amazon, Lindt, Naturalizer* (guaranteed by Caleres)
	53.0%	99.6%	75.69	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	270.94	10,000	10,000	—	—

488 Eighth Avenue
-Retail	100.0%	100.0%	89.40	6,000	6,000	—	—

138-142 West 32nd Street
-Retail	100.0%	100.0%	113.14	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	78,000	78,000	—	205,000	Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)		Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Penn District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$97.47		3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	55.08		23,000	23,000	—	—

Total Penn District					7,813,000	7,354,000	459,000	2,255,846
Midtown East:
909 Third Avenue
(ground leased through 2063)**									IPG and affiliates, Forest Laboratories,
-Office	100.0%	98.6%	64.15	(4)	1,352,000	1,352,000	—	350,000	Geller & Company, Morrison Cohen LLP,
									United States Post Office, Thomson Reuters LLC, Sard Verbinnen*

150 East 58th Street
(ground leased through 2118)**
-Office	100.0%	97.6%	76.72		540,000	540,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	13.1%	17.86		3,000	3,000	—
	100.0%	97.2%	76.40		543,000	543,000	—	—

715 Lexington Avenue
-Retail	100.0%	92.5%	104.62		23,000	23,000	—	—	New York & Company, Inc., Jonathan Adler

966 Third Avenue
-Retail	100.0%	100.0%	96.03		7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	165.23		7,000	7,000	—	—	Wells Fargo*

Total Midtown East					1,932,000	1,932,000	—	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**									Axon Capital LP, Lone Star US Acquisitions LLC,
-Office	100.0%	92.0%	92.55		871,000	871,000	—		Vornado Executive Headquarters, United Talent Agency,
-Retail	100.0%	100.0%	309.08		15,000	15,000	—		Redeye Grill L.P.
	100.0%	92.2%	96.22		886,000	886,000	—	375,000

57th Street - 2 buildings
-Office	50.0%	84.6%	48.70		81,000	81,000	—		Various
-Retail	50.0%	100.0%	137.46		22,000	22,000	—
	50.0%	87.9%	67.66		103,000	103,000	—	20,000

Total Midtown West					989,000	989,000	—	395,000

Park Avenue:
280 Park Avenue									Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	93.3%	102.11		1,234,000	1,234,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	100.0%	102.82		26,000	26,000	—		Scottrade Inc., Starbucks, The Four Seasons Restaurant
	50.0%	93.5%	102.13		1,260,000	1,260,000	—	1,200,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership		% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue (Continued):
350 Park Avenue									Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%		97.7%	$108.46	553,000	553,000	—		MFA Financial Inc., M&T Bank
-Retail	100.0%		100.0%	272.80	18,000	18,000	—		Fidelity Investments, AT&T Wireless, Valley National Bank
	100.0%		97.8%	113.64	571,000	571,000	—	$400,000

Total Park Avenue					1,831,000	1,831,000	—	1,600,000
Grand Central:
90 Park Avenue									Alston & Bird, Capital One, PwC, MassMutual*
-Office	100.0%		99.3%	78.17	938,000	938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%		100.0%	135.76	18,000	18,000	—		Citibank, Starbucks
	100.0%		99.3%	79.25	956,000	956,000	—	—

330 Madison Avenue									Guggenheim Partners LLC, HSBC Bank AFS, Glencore Ltd.,
-Office	25.0%		96.2%	79.91	813,000	813,000	—		Jones Lang LaSalle Inc., Wells Fargo, American Century
-Retail	25.0%		100.0%	331.84	33,000	33,000	—		Ann Taylor Retail Inc., Citibank, Starbucks
	25.0%		96.4%	89.74	846,000	846,000	—	500,000

510 Fifth Avenue
-Retail	100.0%		100.0%	161.44	66,000	66,000	—	—	The North Face, Elie Tahari

Total Grand Central					1,868,000	1,868,000	—	500,000

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	100.0%		95.6%	93.63	246,000	246,000	—		Avolon Aerospace*, GCA Savvian Inc.
-Retail	100.0%		100.0%	914.46	69,000	69,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	100.0%		96.5%	273.43	315,000	315,000	—	—

666 Fifth Avenue
-Retail	100.0%	(5)	100.0%	473.95	114,000	114,000	—	390,000	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%		91.5%	84.84	301,000	301,000	—		Cosmetech Mably Int'l LLC.
-Retail	100.0%		39.2%	1,309.75	29,000	29,000	—		Coach
	100.0%		86.9%	192.49	330,000	330,000	—	—

650 Madison Avenue									Memorial Sloan Kettering Cancer Center, Polo Ralph Lauren,
-Office	20.1%		97.9%	113.68	564,000	564,000	—		Willett Advisors LLC (Bloomberg Philanthropies), Sotheby's International Realty, Inc.*
-Retail	20.1%		68.6%	1,256.83	39,000	39,000	—		Moncler USA Inc., Tod's, Celine*
	20.1%		96.0%	187.61	603,000	603,000	—	800,000

689 Fifth Avenue
-Office	100.0%		100.0%	85.22	81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	100.0%		100.0%	864.39	17,000	17,000	—		MAC Cosmetics, Massimo Dutti
	100.0%		100.0%	220.38	98,000	98,000	—	—

655 Fifth Avenue
-Retail	92.5%		100.0%	253.79	57,000	57,000	—	140,000	Ferragamo

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Madison/Fifth (Continued):
697-703 Fifth Avenue
-Retail	74.3%	100.0%	$2,816.68	26,000	26,000	—	$450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				1,543,000	1,543,000		1,780,000
Midtown South:
770 Broadway
-Office	100.0%	100.0%	97.91	1,078,000	1,078,000	—		Facebook, Oath (Verizon)
-Retail	100.0%	92.5%	61.34	105,000	105,000	—		Bank of America, Kmart Corporation
	100.0%	99.3%	94.66	1,183,000	1,183,000	—	700,000

One Park Avenue								New York University, Clarins USA Inc.,
								BMG Rights Management, Robert A.M. Stern Architect,
-Office	55.0%	100.0%	59.13	865,000	865,000	—		automotiveMastermind
-Retail	55.0%	100.0%	89.09	78,000	78,000	—		Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%	100.0%	61.61	943,000	943,000	—	300,000

4 Union Square South								Burlington, Whole Foods Market, DSW,
-Retail	100.0%	100.0%	110.55	206,000	206,000	—	120,000	Forever 21

692 Broadway
-Retail	100.0%	100.0%	93.71	36,000	36,000	—	—	Equinox, Oath (Verizon)

Total Midtown South				2,368,000	2,368,000	—	1,120,000

Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Fitzpatrick, LinkLaters*,
-Office	70.0%	100.0%	82.77	2,042,000	2,042,000	—		Cella, Harper & Scinto, Columbia University
-Retail	70.0%	100.0%	183.24	76,000	76,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	100.0%	86.38	2,118,000	2,118,000	—	950,000

608 Fifth Avenue
(ground leased through 2033)**
-Office	100.0%	94.6%	72.10	93,000	93,000	—
-Retail	100.0%	100.0%	486.57	44,000	44,000	—		Topshop
	100.0%	96.4%	205.21	137,000	137,000	—	—

Total Rockefeller Center				2,255,000	2,255,000	—	950,000
Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	72.6%	49.70	246,000	246,000	—		Market News International Inc., Fortune Media Group*
-Retail	100.0%	100.0%	108.51	5,000	5,000	—		TD Bank
	100.0%	73.2%	50.87	251,000	251,000	—	—

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	249.81	65,000	65,000	—		Topshop, Madewell, J. Crew
-Residential (10 units)	100.0%	100.0%		20,000	20,000	—
	100.0%	100.0%		85,000	85,000	—	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Soho (Continued):
443 Broadway
-Retail	100.0%	100.0%	$100.00	16,000	16,000	—	$—	Necessary Clothing

304 Canal Street
-Retail	100.0%	—	—	4,000	4,000	—
-Residential (4 units)	100.0%	100.0%		9,000	9,000	—
	100.0%	69.2%		13,000	13,000	—	—

334 Canal Street
-Retail	100.0%	100.0%	100.20	4,000	4,000	—
-Residential (4 units)	100.0%	100.0%	—	11,000	11,000	—
	100.0%	100.0%		15,000	15,000	—	—

155 Spring Street
-Retail	100.0%	100.0%	137.09	50,000	50,000	—	—	Vera Bradley

148 Spring Street
-Retail	100.0%	100.0%	196.15	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	63.2%	428.87	6,000	6,000	—		Sandro
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	—
	100.0%	68.5%		7,000	7,000	—	—

Total Soho				194,000	194,000	—	—

Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	271.85	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	100.0%	95.3%	1,086.40	45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	100.0%	100.0%	13.90	62,000	62,000	—		Nederlander-Marquis Theatre
	100.0%	98.0%	404.84	107,000	107,000	—	—

Total Times Square				268,000	268,000	—	—

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	84.6%	442.81	18,000	14,000	4,000	—	Gucci, Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	522.41	8,000	8,000	—		Berluti
-Residential (8 units)	100.0%	75.0%		5,000	5,000	—
	100.0%	90.4%		13,000	13,000	—	—

759-771 Madison Avenue (40 East 66th)

-Retail	100.0%	42.8%	1,317.58	11,000	11,000	—		John Varvatos
-Residential (5 units)	100.0%	100.0%		12,000	12,000	—
	100.0%	72.7%		23,000	23,000	—	—

1131 Third Avenue
-Retail	100.0%	100.0%	176.99	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Upper East Side (Continued):
Other
-Retail - 2 buildings	100.0%	100.0%	$—	15,000	15,000	—
-Residential (8 units)	100.0%	100.0%		7,000	3,000	4,000
	100.0%	100.0%		22,000	18,000	4,000	$—

Total Upper East Side				99,000	91,000	8,000	—

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	95.5%	35.88	471,000	471,000	—	100,000	The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	53.21	184,000	184,000	—	—	The City of New York

85 Tenth Avenue								Google, General Services Administration,
								Telehouse International Corp., L-3 Communications,
-Office	49.9%	99.8%	89.49	586,000	586,000	—		Moet Hennessy USA. Inc.
-Retail	49.9%	96.4%	79.15	43,000	43,000	—		IL Posto LLC, Toro NYC Restaurant, L'Atelier
	49.9%	99.5%	88.79	629,000	629,000	—	625,000

537 West 26th Street
-Retail	100%	—	—	14,000	14,000	—	—

61 Ninth Avenue
(ground leased through 2115)**
-Office	45.1%	100.0%	96.74	143,000	143,000	—		Aetna Life Insurance Company*
-Retail	45.1%	100.0%	287.61	23,000	23,000	—		Starbucks
	45.1%	100.0%	123.18	166,000	166,000	—	167,500

Total Chelsea/Meatpacking District				993,000	993,000	—	792,500

Upper West Side:
50-70 W 93rd Street
-Residential (325 units)	49.9%	97.2%		283,000	283,000	—	80,000

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	96.8%		1,185,000	1,185,000	—
-Retail	50.1%	100.0%	64.54	72,000	38,000	34,000		Duane Reade
	50.1%	97.0%		1,257,000	1,223,000	34,000	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	109.91	8,000	8,000	—	—	Sarabeth's
Total Tribeca				1,265,000	1,231,000	34,000	675,000
New Jersey:
Paramus
-Office	100.0%	88.6%	23.24	129,000	129,000	—	—	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	100.0%	79.86	44,000	44,000	—	—	Nike, Amazon

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Property under Development:
512 West 22nd Street
-Office	55.0%	—	$—	173,000	—	173,000	$92,590

606 Broadway (19 East Houston Street)
-Office	50.0%	—	—	30,000	—	30,000		WeWork*
-Retail	50.0%	100.0%	669.29	5,000	3,000	2,000		HSBC*
	50.0%	100.0%	669.29	35,000	3,000	32,000	56,389
Farley Office and Retail Building (ground and building leased through 2116)**
-Office	95.0%	—	—	730,000	—	730,000
-Retail	95.0%	—	—	120,000	—	120,000
	95.0%	—	—	850,000	—	850,000	—

825 Seventh Avenue
-Office	50.0%	—	—	165,000	—	165,000
-Retail	100.0%	—	—	4,000	—	4,000
	51.2%	—	—	169,000	—	169,000	20,500

Total Property under Development				1,227,000	3,000	1,224,000	169,479

Properties to be Developed:
57th Street (3 properties)
-Office	50.0%	—	—	—	—	—	—
-Retail	50.0%	—	—	—	—	—	—

484 Eighth Avenue
-Retail	100.0%	—	—	—	—	—	—

486 Eighth Avenue
-Retail	100.0%	—	—	—	—	—	—

265 West 34th Street
-Retail	100.0%	—	—	—	—	—	—

267 West 34th Street
-Retail	100.0%	—	—	—	—	—	—

Total Properties to be Developed				—	—	—	—

New York Office:

Total		97.1%	$76.55	21,499,000	19,948,000	1,551,000

Vornado's Ownership Interest		97.0%	$74.45	17,980,000	16,641,000	1,339,000

New York Retail:

Total		97.0%	$235.23	2,791,000	2,621,000	170,000

Vornado's Ownership Interest		97.1%	$229.75	2,550,000	2,404,000	146,000

New York Residential:

Total		96.9%		1,533,000	1,529,000	4,000

Vornado's Ownership Interest		96.7%		800,000	796,000	4,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)		Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$119.41	889,000	889,000	—	$500,000		Bloomberg
-Retail	32.4%	99.4%	193.97	174,000	174,000	—	350,000		Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	99.9%	130.55	1,063,000	1,063,000	—	850,000

									Burlington,
Rego Park I, Queens (4.8 acres)	32.4%	100.0%	46.93	343,000	148,000	195,000	—		Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	92.0%	44.58	609,000	609,000	—	56,836	(6)	Century 21, Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	18.22	167,000	167,000	—	—		New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	95.5%	—	255,000	255,000	—	—

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA through 2041)**	32.4%	100.0%	—	—	—	—	68,000		IKEA (ground lessee)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.4 acres)	32.4%	—	—	—	—	—	—

Total Alexander's	32.4%	97.3%	84.46	2,437,000	2,242,000	195,000	974,836

Hotel Pennsylvania:
-Hotel (1,700 Rooms)	100.0%			1,400,000	1,400,000	—	—

Total New York		97.1%	$92.77	29,660,000	27,740,000	1,920,000	$11,742,661

Vornado's Ownership Interest		97.0%	$78.57	23,520,000	21,967,000	1,552,000	$7,877,534
____________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)
Weighted average annual rent per square foot for office properties excludes garages and de minimis amounts of storage space. Weighted average annual rent per square foot for retail excludes non-selling space.

(2)	Represents the contractual debt obligations.

(3)	Amount represents debt on land which is owned 34.8% by Vornado.

(4)	Excludes US Post Office leased through 2038 (including three five-year renewal options) for which the annual escalated rent is $12.99 PSF.

(5)	75,000 square feet is leased from 666 Fifth Avenue Office Condominium.

(6)	Net of $195,708 of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

OTHER
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Publicis Groupe (Razorfish), ANGI Home Services, Inc,
								1871, Yelp Inc., Paypal, Inc., Allscripts Healthcare,
								Chicago School of Professional Psychology, Kellogg Company,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	94.0%	$43.91	2,045,000	2,045,000	—		ConAgra Foods Inc., Allstate Insurance Company
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	96.4%	53.71	1,532,000	1,532,000	—		Allsteel Inc., Herman Miller Inc., Teknion LLC
-Retail	100.0%	91.4%	55.36	99,000	99,000	—
	100.0%	94.9%	48.34	3,676,000	3,676,000	—	$675,000

Other (2 properties)	50.0%	100.0%	44.13	19,000	19,000	—	32,036

Total theMART		94.9%	$48.31	3,695,000	3,695,000	—	$707,036

Vornado's Ownership Interest		94.9%	$48.31	3,686,000	3,686,000	—	$691,018

555 California Street:
555 California Street	70.0%	99.3%	$77.38	1,508,000	1,508,000	—	$556,257	Bank of America, Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	100.0%	73.72	235,000	235,000	—	—	Bank of America, Regus, Ripple Labs Inc., LendingHome Corporation,
								Blue Shield
345 Montgomery Street	70.0%	—	—	78,000	—	78,000	—	Regus*

Total 555 California Street		99.4%	$76.89	1,821,000	1,743,000	78,000	$556,257

Vornado's Ownership Interest		99.4%	$76.89	1,275,000	1,220,000	55,000	$389,380

____________________
*    Lease not yet commenced.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)**								Barnes & Noble, Hennes & Mauritz,
-Retail	100.0%	100.0%	$243.85	96,000	96,000	—		Sephora, Bank of America
-Residential (39 units)	100.0%	94.9%		59,000	59,000	—
	100.0%			155,000	155,000	—	$143,736

Crowne Plaza Times Square (0.64 acres owned in fee; 0.18 acres ground leased through 2187 and 0.05 acres ground leased through 2035)**
-Hotel (795 Rooms)
-Retail	75.3%	86.8%	157.18	49,000	49,000	—		New York Sports Club, Krispy Kreme*
-Office	75.3%	100.0%	50.28	196,000	196,000	—		American Management Association, Open Jar*
	75.3%	97.4%	71.66	245,000	245,000	—	262,018

501 Broadway	100.0%	100.0%	265.19	9,000	9,000	—	22,872	Capital One Financial Corporation

Miami, FL:
1100 Lincoln Road
-Retail	100.0%	72.1%	183.60	51,000	51,000	—		Banana Republic
-Theatre	100.0%	100.0%	42.46	79,000	79,000	—		Regal Cinema
	100.0%	89.1%	84.88	130,000	130,000	—	82,750

Total Real Estate Fund	88.8%	95.5%		539,000	539,000	—	$511,376

Vornado's Ownership Interest	28.6%	95.9%		154,000	154,000	—	$111,664
____________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant(2)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	61.6%	$45.99	736,000	432,000	—	304,000		Gartner, Nathan Associates, Inc.
-Residential - 2 buildings (197 units)	43.7%	97.9%		253,000	253,000	—	—
				989,000	685,000	—	304,000	$39,523

Fashion Centre Mall	7.5%	97.9%	50.58	868,000	868,000	—	—	410,000	Macy's, Nordstrom

Washington Tower	7.5%	100.0%	51.98	170,000	170,000	—	—	40,000	Computer Science Corp.

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	31.92	676,000	233,000	443,000	—	—	JCPenney, Costco, Dick's Sporting Goods,
									Nordstrom Rack, 24 Hour Fitness

Maryland:

Annapolis (ground and building leased through 2042)**	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		91.9%	$41.53	2,831,000	2,084,000	443,000	304,000	$489,523

Vornado's Ownership Interest		92.8%	$32.16	1,332,000	749,000	443,000	140,000	$53,674
____________________
**    Term assumes all renewal options exercised, if applicable.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.

(2)	Owned by tenant on land leased from the company.

(3)	Represents the contractual debt obligations.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	Vice Chairman
Michael J. Franco	President
Joseph Macnow	Executive Vice President - Chief Financial Officer and Chief Administrative Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate

RESEARCH COVERAGE - EQUITY

James Feldman	Steve Sakwa/Jason Green	Nicholas Yulico
Bank of America/Merrill Lynch	Evercore ISI	Scotia Capital (USA) Inc
646-855-5808	212-446-9462/212-446-9449	212-225-6904

Ross Smotrich/Trevor Young	Daniel Ismail	John W. Guinee/Aaron Wolf
Barclays Capital	Green Street Advisors	Stifel Nicolaus & Company
212-526-2306/212-526-3098	949-640-8780	443-224-1307/443-224-1206

John P. Kim/Alex Nelson	Anthony Paolone/Patrice Chen	Michael Lewis/Alexei Siniakov
BMO Capital Markets	JP Morgan	SunTrust Robinson Humphrey
212-885-4115/212-885-4144	212-622-6682/212-622-1893	212-319-5659/212-590-0986

Michael Bilerman/Emmanuel Korchman	Vikram Malhotra/Adam J. Gabalski	Frank Lee
Citi	Morgan Stanley	UBS
212-816-1383/212-816-1382	212-761-7064/212-761-8051	415-352-5679

Derek Johnston/Tom Hennessy	Alexander Goldfarb/Daniel Santos
Deutsche Bank	Sandler O'Neill
904-520-4973/212-250-4063	212-466-7937/212-466-7927

RESEARCH COVERAGE - DEBT

Andrew Molloy	Jesse Rosenthal	Thierry Perrein
Bank of America/Merrill Lynch	CreditSights	Wells Fargo Securities
646-855-6435	212-340-3816	704-410-3262

Cristina Rosenberg	Mark Streeter
Citi	JP Morgan
212-723-6199	212-834-5086

Research Coverage - Equity and Debt is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") - NOI represents total revenues less operating expenses. We consider NOI to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI should not be considered a substitute for net income. NOI may not be comparable to similarly titled measures employed by other companies. We calculate NOI on an Operating Partnership basis which is before allocation to the noncontrolling interest of the Operating Partnership.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciable real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
In accordance with the NAREIT December 2018 restated definition of FFO, we have elected to exclude the mark-to-market adjustments of marketable equity securities from the calculation of FFO. Our FFO for the three months ended March 31, 2018 has been adjusted to exclude the $34,660,000, or $0.17 per share, decrease in fair value of marketable equity securities previously reported.

Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		For the Three Months Ended
		March 31,		December 31, 2018
		2019	2018
Net income (loss) attributable to common shareholders	(A)	$181,488	$(17,841)	$100,494
Per diluted share		$0.95	$(0.09)	$0.53

Certain (income) expense items that impact net income (loss) attributable to common shareholders:
After-tax net gain on sale of 220 CPS condominium units		$(130,954)	$—	$(67,336)
Net gain from sale of UE common shares		(62,395)	—	—
Prepayment penalty in connection with redemption of $400 million 5.00% senior unsecured notes due January 2022		22,540	—	—
Mark-to-market (increase) decrease in Lexington common shares (sold on March 1, 2019)		(16,068)	32,875	1,662
Mark-to-market decrease in PREIT common shares (accounted for as a marketable security from March 12, 2019)		15,649	—	—
Our share of loss (income) from real estate fund investments (excluding our $4,252 share of One Park Avenue disputed additional transfer taxes for the three months ended March 31, 2018)		2,904	(814)	24,366
Our share of disputed additional New York City transfer taxes based on a Tax Tribunal interpretation		—	23,503	—
Preferred share issuance costs		—	14,486	—
Previously capitalized internal leasing costs(1)		—	(1,348)	(1,655)
After-tax purchase price fair value adjustment related to the increase in ownership of the Farley joint venture		—	—	(27,289)
Real estate impairment losses		—	—	12,000
Other		1,152	9,480	3,826
		(167,172)	78,182	(54,426)
Noncontrolling interests' share of above adjustments		10,498	(5,001)	3,369
Total of certain (income) expense items that impact net income (loss) attributable to common shareholders	(B)	$(156,674)	$73,181	$(51,057)
Per diluted share (non-GAAP)		$(0.82)	$0.38	$(0.27)

Net income attributable to common shareholders, as adjusted (non-GAAP)	(A+B)	$24,814	$55,340	$49,437
Per diluted share (non-GAAP)		$0.13	$0.29	$0.26
____________________________________________________________

(1)
"Net income, as adjusted" for the three months ended March 31, 2018 and December 31, 2018 have been reduced by $1,348 and $1,655, respectively, or $0.01 per diluted share for previously capitalized internal leasing costs to present 2018 “as adjusted” financial results on a comparable basis with the current year as a result of the January 1, 2019 adoption of a new GAAP accounting standard under which internal leasing costs can no longer be capitalized.

- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS
(unaudited and in thousands, except per share amounts)
		For the Three Months Ended
		March 31,		December 31, 2018
		2019	2018
Reconciliation of our net income (loss) attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income (loss) attributable to common shareholders	(A)	$181,488	$(17,841)	$100,494
Per diluted share		$0.95	$(0.09)	$0.53

FFO adjustments:
Depreciation and amortization of real property		$108,483	$100,410	$104,067
Real estate impairment losses		—	—	12,000
Net gain from sale of UE common shares		(62,395)	—	—
(Increase) decrease in fair value of marketable securities:
Lexington		(16,068)	32,875	1,662
PREIT		15,649	—	—
Other		(42)	111	(10)
After-tax purchase price fair value adjustment on depreciable real estate		—	—	(27,289)
Proportionate share of adjustments to equity in net income (loss) of partially owned entities to arrive at FFO:
Depreciation and amortization of real property		24,990	28,106	24,309
Net gains on sale of real estate		—	(305)	—
(Increase) decrease in fair value of marketable securities		(12)	1,674	2,081
		70,605	162,871	116,820
Noncontrolling interests' share of above adjustments		(4,424)	(10,046)	(7,229)
FFO adjustments, net	(B)	$66,181	$152,825	$109,591

FFO attributable to common shareholders (non-GAAP)	(A+B)	$247,669	$134,984	$210,085
Convertible preferred share dividends		15	16	15
FFO attributable to common shareholders plus assumed conversions (non-GAAP)		247,684	135,000	210,100
Add back of FFO allocated to noncontrolling interests of the Operating Partnership		16,013	8,621	13,483
FFO - OP Basis (non-GAAP)		$263,697	$143,621	$223,583
FFO per diluted share (non-GAAP)		$1.30	$0.71	$1.10

- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		For the Three Months Ended
		March 31,		December 31, 2018
		2019	2018
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$247,684	$135,000	$210,100
Per diluted share (non-GAAP)		$1.30	$0.71	$1.10

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
After-tax net gain on sale of 220 Central Park South condominium units		$(130,954)	$—	$(67,336)
Prepayment penalty in connection with redemption of $400 million 5.00% senior unsecured notes due January 2022		22,540	—	—
Our share of loss (income) from real estate fund investments (excluding our $4,252 share of One Park Avenue disputed additional transfer taxes for the three months ended March 31, 2018)		2,904	(814)	24,366
Our share of disputed additional New York City transfer taxes based on a Tax Tribunal interpretation		—	23,503	—
Preferred share issuance costs		—	14,486	—
Previously capitalized internal leasing costs(1)		—	(1,348)	(1,655)
Other		1,206	4,421	1,745
		(104,304)	40,248	(42,880)
Noncontrolling interests' share of above adjustments		6,559	(2,341)	2,654
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	(B)	$(97,745)	$37,907	$(40,226)
Per diluted share (non-GAAP)		$(0.51)	$0.20	$(0.21)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	(A+B)	$149,939	$172,907	$169,874
Per diluted share (non-GAAP)		$0.79	$0.91	$0.89
____________________________________________________________

(1)
"FFO, as adjusted" for the three months ended March 31, 2018 and December 31, 2018 have been reduced by $1,348 and $1,655, respectively, or $0.01 per diluted share for previously capitalized internal leasing costs to present 2018 “as adjusted” financial results on a comparable basis with the current year as a result of the January 1, 2019 adoption of a new GAAP accounting standard under which internal leasing costs can no longer be capitalized.

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD
(unaudited and in thousands)

		For the Three Months Ended
		March 31,		December 31, 2018
		2019	2018
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$247,684	$135,000	$210,100

Adjustments to arrive at FAD (non-GAAP):
Recurring tenant improvements, leasing commissions and other capital expenditures		(40,978)	(48,545)	(64,303)
Adjustments to FFO excluding FFO attributable to discontinued operations and sold properties		(104,441)	39,584	(42,638)
Amortization of acquired below-market leases, net		(6,088)	(10,144)	(6,656)
Amortization of debt issuance costs		7,547	8,104	7,493
Stock-based compensation expense		31,654	13,669	5,532
Straight-line rentals		1,140	(7,430)	2,674
Non real estate depreciation		1,513	1,635	1,490
Noncontrolling interests' share of above adjustments		6,886	193	5,933
FAD adjustments, net	(B)	(102,767)	(2,934)	(90,475)

FAD (non-GAAP)	(A+B)	$144,917	$132,066	$119,625

FAD payout ratio (1)		86.8%	91.3%	100.0%
_____________________________________________

(1)
FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS
(unaudited and in thousands)

	For the Three Months Ended
	March 31,		December 31, 2018
	2019	2018
Net income	$213,044	$282	$97,821

Deduct:
(Income) loss from partially owned entities	(7,320)	9,904	(3,090)
Interest and other investment (income) loss, net	(5,045)	24,384	(7,656)
Net gains on disposition of wholly owned and partially owned assets	(220,294)	—	(81,203)
Purchase price fair value adjustment	—	—	(44,060)
NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,403)	(17,312)	(19,771)

Add:
Loss from real estate fund investments	167	8,807	51,258
Depreciation and amortization expense	116,709	108,686	112,869
General and administrative expense	58,020	42,533	32,934
Transaction related costs, impairment loss and other	149	13,156	14,637
NOI from partially owned entities	67,402	67,513	60,205
Interest and debt expense	102,463	88,166	83,175
Loss (income) from discontinued operations	137	363	(257)
Income tax expense	29,743	2,554	32,669
NOI at share	337,772	349,036	329,531
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(5,181)	(17,948)	(5,532)
NOI at share - cash basis	$332,591	$331,088	$323,999

- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS
(unaudited and in thousands)

	For the Three Months Ended March 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
New York	$443,285	$448,484	$198,095	$197,916	$245,190	$250,568	$(5,083)	$(15,167)	$240,107	$235,401
Other	91,383	87,953	48,800	39,686	42,583	48,267	1,907	(665)	44,490	47,602
Consolidated total	534,668	536,437	246,895	237,602	287,773	298,835	(3,176)	(15,832)	284,597	283,003
Noncontrolling interests' share in consolidated subsidiaries	(28,232)	(27,050)	(10,829)	(9,738)	(17,403)	(17,312)	(60)	544	(17,463)	(16,768)
Our share of partially owned entities	107,515	110,300	40,113	42,787	67,402	67,513	(1,945)	(2,660)	65,457	64,853
Vornado's share	$613,951	$619,687	$276,179	$270,651	$337,772	$349,036	$(5,181)	$(17,948)	$332,591	$331,088

	For the Three Months Ended December 31, 2018
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$466,554	$206,696	$259,858	$(4,219)	$255,639
Other	76,863	47,624	29,239	1,572	30,811
Consolidated total	543,417	254,320	289,097	(2,647)	286,450
Noncontrolling interests' share in consolidated subsidiaries	(30,436)	(10,665)	(19,771)	96	(19,675)
Our share of partially owned entities	98,363	38,158	60,205	(2,981)	57,224
Vornado's share	$611,344	$281,813	$329,531	$(5,532)	$323,999
____________________________________

(1)	Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.

- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED MARCH 31, 2019 COMPARED TO MARCH 31, 2018
(unaudited and in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share for the three months ended March 31, 2019	$337,772	$283,358		$23,523	$14,501	$16,390
Less NOI at share from:
Acquisitions	(227)	(227)		—	—	—
Dispositions	2	2		—	—	—
Development properties	(11,710)	(11,710)		—	—	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	1,902	1,902		—	—	—
Other non-same store income, net	(18,779)	(558)		(1,831)	—	(16,390)
Same store NOI at share for the three months ended March 31, 2019	$308,960	$272,767		$21,692	$14,501	$—

NOI at share for the three months ended March 31, 2018	$349,036	$288,596		$26,875	$13,511	$20,054
Less NOI at share from:
Acquisitions	(121)	(121)		—	—	—
Dispositions	(62)	(62)		—	—	—
Development properties	(13,686)	(13,686)		—	—	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	(1,127)	(1,127)		—	—	—
Other non-same store income, net	(24,805)	(551)		(4,200)	—	(20,054)
Same store NOI at share for the three months ended March 31, 2018	$309,235	$273,049		$22,675	$13,511	$—

(Decrease) increase in same store NOI at share for the three months ended March 31, 2019 compared to March 31, 2018	$(275)	$(282)		$(983)	$990	$—

% (decrease) increase in same store NOI at share	(0.1)%	(0.1)%	(1)	(4.3)%	7.3%	—%

____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share increased by 0.5%.

- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED MARCH 31, 2019 COMPARED TO DECEMBER 31, 2018
(unaudited and in thousands)

	Total	New York		theMART		555 California Street	Other
NOI at share for the three months ended March 31, 2019	$337,772	$283,358		$23,523		$14,501	$16,390
Less NOI at share from:
Dispositions	2	2		—		—	—
Development properties	(11,710)	(11,710)		—		—	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	1,902	1,902		—		—	—
Other non-same store income, net	(18,780)	(559)		(1,831)		—	(16,390)
Same store NOI at share for the three months ended March 31, 2019	$309,186	$272,993		$21,692		$14,501	$—

NOI at share for the three months ended December 31, 2018	$329,531	$295,199		$10,981		$14,005	$9,346
Less NOI at share from:
Dispositions	19	19		—		—	—
Development properties	(12,986)	(13,000)		—		14	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	(95)	368		(463)		—	—
Other non-same store income, net	(10,414)	(1,068)		—		—	(9,346)
Same store NOI at share for the three months ended December 31, 2018	$306,055	$281,518		$10,518		$14,019	$—

Increase (decrease) in same store NOI at share for the three months ended March 31, 2019 compared to December 31, 2018	$3,131	$(8,525)		$11,174		$482	$—

% increase (decrease) in same store NOI at share	1.0%	(3.0)%	(1)	106.2%	(2)	3.4%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share increased by 1.2%.

(2)	The three months ended December 31, 2018 includes an additional $12,124 real estate tax expense accrual due to an increase in the tax-assessed value of theMART.

- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED MARCH 31, 2019 COMPARED TO MARCH 31, 2018
(unaudited and in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share - cash basis for the three months ended March 31, 2019	$332,591	$276,740		$24,912	$14,745	$16,194
Less NOI at share - cash basis from:
Acquisitions	(228)	(228)		—	—	—
Dispositions	2	2		—	—	—
Development properties	(14,286)	(14,286)		—	—	—
Lease termination income	(429)	(429)		—	—	—
Other non-same store income, net	(18,585)	(560)		(1,831)	—	(16,194)
Same store NOI at share - cash basis for the three months ended March 31, 2019	$299,065	$261,239		$23,081	$14,745	$—

NOI at share - cash basis for the three months ended March 31, 2018	$331,088	$271,273		$27,079	$12,826	$19,910
Less NOI at share - cash basis from:
Acquisitions	(121)	(121)		—	—	—
Dispositions	(65)	(65)		—	—	—
Development properties	(14,945)	(14,945)		—	—	—
Lease termination income	(1,061)	(1,061)		—	—	—
Other non-same store income, net	(24,661)	(551)		(4,200)	—	(19,910)
Same store NOI at share - cash basis for the three months ended March 31, 2018	$290,235	$254,530		$22,879	$12,826	$—

Increase (decrease) in same store NOI at share - cash basis for the three months ended March 31, 2019 compared to March 31, 2018	$8,830	$6,709		$202	$1,919	$—

% increase (decrease) in same store NOI at share - cash basis	3.0%	2.6%	(1)	0.9%	15.0%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 3.3%.

- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED MARCH 31, 2019 COMPARED TO DECEMBER 31, 2018
(unaudited and in thousands)

	Total	New York		theMART		555 California Street	Other
NOI at share - cash basis for the three months ended March 31, 2019	$332,591	$276,740		$24,912		$14,745	$16,194
Less NOI at share - cash basis from:
Dispositions	2	2		—		—	—
Development properties	(14,286)	(14,286)		—		—	—
Lease termination income	(429)	(429)		—		—	—
Other non-same store income, net	(18,585)	(560)		(1,831)		—	(16,194)
Same store NOI at share - cash basis for the three months ended March 31, 2019	$299,293	$261,467		$23,081		$14,745	$—

NOI at share - cash basis for the three months ended December 31, 2018	$323,999	$288,933		$12,758		$13,784	$8,524
Less NOI at share - cash basis from:
Dispositions	19	19		—		—	—
Development properties	(15,041)	(15,055)		—		14	—
Lease termination income	(563)	(43)		(520)		—	—
Other non-same store income, net	(9,590)	(1,066)		—		—	(8,524)
Same store NOI at share - cash basis for the three months ended December 31, 2018	$298,824	$272,788		$12,238		$13,798	$—

Increase (decrease) in same store NOI at share - cash basis for the three months ended March 31, 2019 compared to December 31, 2018	$469	$(11,321)		$10,843		$947	$—

% increase (decrease) in same store NOI at share - cash basis	0.2%	(4.2)%	(1)	88.6%	(2)	6.9%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 0.2%.

(2)	The three months ended December 31, 2018 includes an additional $12,124 real estate tax expense accrual due to an increase in the tax-assessed value of theMART.

- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED REVENUES TO OUR PRO RATA SHARE OF REVENUES (ANNUALIZED)
(unaudited and in thousands)

For the Three Months Ended March 31, 2019
Consolidated revenues	$534,668
Noncontrolling interest adjustments	(28,232)
Consolidated revenues at our share (non-GAAP)	506,436
Unconsolidated revenues at our share (non-GAAP)	107,515
Our pro rata share of revenues (non-GAAP)	$613,951
Our pro rata share of revenues (annualized) (non-GAAP)	$2,455,804

RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONTRACTUAL DEBT (NON-GAAP)
(unaudited and in thousands)

	As of March 31, 2019
	Consolidated Debt, net	Deferred Financing Costs, Net and Other	Contractual Debt (non-GAAP)
Mortgages payable	$6,519,189	$36,845	$6,556,034
Senior unsecured notes	845,261	4,739	850,000
$750 Million unsecured term loan	745,076	4,924	750,000
$2.75 Billion unsecured revolving credit facilities	530,000	—	530,000
	$8,639,526	$46,508	$8,686,034

- xii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO EBITDAre
(unaudited and in thousands)

EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.

	For the Three Months Ended
	March 31,		December 31, 2018
	2019	2018
Reconciliation of net income to EBITDAre (non-GAAP):
Net income	$213,044	$282	$97,821
Less net (income) loss attributable to noncontrolling interests in consolidated subsidiaries	(6,820)	8,274	21,886
Net income attributable to the Operating Partnership	206,224	8,556	119,707
EBITDAre adjustments at share:
Depreciation and amortization	134,986	130,208	129,866
Interest and debt expense	128,068	116,232	106,267
Income tax expense	29,924	2,561	32,797
Net gains on sale of depreciable real estate	—	(305)	—
Real estate impairment losses	—	—	12,000
EBITDAre at share (non-GAAP)	499,202	257,252	400,637
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	19,809	4,318	(8,393)
EBITDAre (non-GAAP)	$519,011	$261,570	$392,244

- xiii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED
(unaudited and in thousands)
	For the Three Months Ended
	March 31,		December 31, 2018
	2019	2018
EBITDAre (non-GAAP)	$519,011	$261,570	$392,244

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(19,809)	(4,318)	8,393

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium units	(157,899)	—	(81,224)
Net gain from sale of investment in UE	(62,395)	—	—
Mark-to-market (increase) decrease in Lexington common shares (sold on March 1, 2019)	(16,068)	32,875	1,662
Mark-to-market decrease in PREIT common shares (accounted for as a marketable security from March 12, 2019)	15,649	—	—
Our share of EBITDAre from real estate fund investments (excluding our $4,252 share of One Park Avenue disputed additional transfer taxes for the three months ended March 31, 2018)	2,904	(814)	24,366
Our share of disputed additional New York City transfer taxes based on a Tax Tribunal interpretation	—	23,503	—
Previously capitalized internal leasing costs(1)	—	(1,348)	(1,655)
Purchase price fair value adjustment related to the increase in ownership of the Farley joint venture	—	—	(44,060)
Other	23	(3,310)	3,817
Total of certain (income) expense items that impact EBITDAre	(217,786)	50,906	(97,094)

EBITDAre, as adjusted (non-GAAP)	$281,416	$308,158	$303,543
____________________________________________________________

(1)
"EBITDAre, as adjusted" for the three months ended March 31, 2018 and December 31, 2018 have been reduced by $1,348 and $1,655, respectively, for previously capitalized internal leasing costs to present 2018 “as adjusted” financial results on a comparable basis with the current year as a result of the January 1, 2019 adoption of a new GAAP accounting standard under which internal leasing costs can no longer be capitalized.

- xiv -